SMITH BARNEY FUNDS, INC.
SHORT-TERM HIGH GRADE BOND FUND
(the "Portfolio")

Supplement dated September 24, 1998 to
April 28, 1998, as amended July 2, 1998 Prospectus


The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the "Investment Objective and Management Policies" section of the Prospectus of the Portfolio dated April 28, 1998, as amended July 2, 1998 (the "Prospectus"):


Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio will sell securities and agree to repurchase them at a particular price at a future date. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Portfolio may decline below the price of the securities the Portfolio has sold but it obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings and will be considered in the Portfolio's overall borrowing limitation.



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